SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2002


                             COX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        North Carolina                   0-08006               86-0220617
(STATE OR OTHER JURISDICTION OF        (COMMISSION            (IRS EMPLOYER
        INCORPORATION)              IDENTIFICATION NO.)        FILE NUMBER)


69 McAdenville Road, Belmont, North Carolina            28012-2434
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


        Registrant's telephone number, including area code (704) 825-8146


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

          News Release dated October 2, 2002.

ITEM 9. REGULATION FD DISCLOSURE

Cox Technologies, Inc. issued a news release dated October 2, 2002, attached hereto as Exhibit 99.1, related to the sale of the oilfield assets on September 30, 2002.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The forward-looking statements made above and identified by the words "expect," "should," "would" and "will" reflect the Company's reasonable judgments with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such factors include but are not limited to changes in tax laws, recessionary or expansive trends in the Company's markets, inflation rates and regulations and laws which affect the Company's ability to do business in its markets may also impact the outcome of the forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       COX TECHNOLOGIES, INC.


Date: October 2, 2002                  By: /s/ Jack G. Mason
                                           -------------------------------------
                                           Jack G. Mason
                                           Chief Financial Officer and Secretary

                                       3